UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2011 (June 6, 2011)
EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-651-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On June 6, 2011, Loren M. Leiker, Senior Executive Vice President, Exploration, of EOG Resources, Inc. (EOG) advised EOG of his intention to begin transitioning into retirement. EOG has approved Mr. Leiker’s request for “Company-approved retirement prior to age 62” effective September 30, 2011. Effective July 1, 2011, Mr. Leiker will remain an officer and serve in an advisory capacity to Chairman of the Board and Chief Executive Officer, Mark G. Papa, but will no longer be an executive officer of EOG. Also effective July 1, 2011, the duties currently handled by Mr. Leiker will be assumed by William R. Thomas, Senior Executive Vice President, who will have responsibility for both exploration and exploitation matters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)
Date: June 10, 2011	By:	/s/ Mark G. Papa
Mark G. Papa
Chairman of the Board and Chief Executive Officer (Principal Executive Officer and Duly Authorized Officer)